Exhibit 99.2
INVESTACORP COMPANIES
Condensed Combined Financial Statements (Unaudited)
September 30, 2007 and 2006
Table of Contents

Page
Condensed Combined Financial Statements:

Condensed Combined Statements of Financial Condition (Unaudited)	1

Condensed Combined Statements of Income (Unaudited)	2

Condensed Combined Statements of Cash Flows (Unaudited)	3

Notes to Condensed Combined Financial Statements (Unaudited)	4

INVESTACORP COMPANIES
Condensed Combined Statements of Financial Condition (Unaudited)

	September 30,	June 30,
	2007	2007
Assets
Cash and cash equivalents	$2,197,765	$3,254,620
Trading securities owned, at fair value	4,032,135	3,788,245
Receivable from brokers/dealers	1,188,762	1,443,238
Commissions receivable	2,930,699	3,261,348
Deposits with clearing brokers/dealers	225,780	225,785
Notes receivable	222,657	276,000
Property and equipment, net of accumulated depreciation and amortization of $725,255 and $976,630, respectively	103,287	95,175
Other assets	143,075	200,076

Total assets	$11,044,160	$12,544,487

Liabilities and Shareholders’ Equity
Commissions payable	$4,426,733	$4,558,825
Accounts payable and accrued expenses	1,661,263	2,282,971
Securities sold, not yet purchased, at market value	5,025	5,059

Total liabilities	6,093,021	6,846,855

Commitments and contingencies
Shareholders’ equity:
Common stock — voting	621	621
Common stock — nonvoting, $1 par value.
Authorized, issued, and outstanding 900 shares	900	900
Additional paid-in capital	706,332	706,332
Retained earnings	4,243,286	4,989,779

Total shareholders’ equity	4,951,139	5,697,632

Total liabilities and shareholders’ equity	$11,044,160	$12,544,487

See accompanying notes to condensed combined financial statements.

INVESTACORP COMPANIES
Condensed Combined Statements of Income (Unaudited)

	Three Months Ended September 30,
	2007	2006
Revenue:
Financial products commissions	$12,384,262	$9,808,805
General securities commissions	926,399	1,086,267
Advisory fees	1,291,367	999,906
Trading profits, net	356,723	278,263
Interest and dividend income	407,887	350,312
Other income	1,045,938	222,570

Total revenue	16,412,576	12,746,123

Expenses:
Commissions advisory and clearance	12,650,136	10,102,344
Compensation and benefits	1,506,318	1,317,291
Legal and professional	272,879	100,291
Regulatory	69,944	61,048
Insurance	107,481	104,454
Rent	96,834	91,988
Advertising	64,138	59,835
Conference	340,702	2,388
Office and administrative	116,294	99,138
Depreciation and amortization	8,363	13,149
Other	25,980	37,652

Total expenses	15,259,069	11,989,578

Income before income taxes	1,153,507	756,545
Income tax expense	—	—

Net income	$1,153,507	$756,545

See accompanying notes to condensed combined financial statements.

INVESTACORP COMPANIES
Condensed Combined Statements of Cash Flows (Unaudited)

	Three Months Ended September 30,
	2007	2006
Cash flows from operating activities:
Net income	$1,153,507	$756,545
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization expense	8,363	13,149
(Increase) decrease in operating assets:
Trading securities owned	(243,890)	(249,158)
Receivable from brokers/dealers	254,476	(368,495)
Commissions receivable	383,992	741,480
Deposits with clearing brokers/dealers	5	1,065
Receivable from registered representative	—	299,945
Notes receivable	—	13,500
Other assets	57,001	(240,894)
Increase (decrease) in operating liabilities:
Commissions payable	(132,092)	(319,471)
Accounts payable and accrued expenses	(621,708)	(820,033)
Securities sold, not yet purchased	(34)	(21)

Net cash provided by (used in) operating activities	859,620	(172,388)

Cash flows from investing activity:
Purchases of property and equipment	(16,475)	(13,194)

Net cash used in investing activity	(16,475)	(13,194)

Cash flows from financing activity:
Distributions to shareholders	(1,900,000)	(1,000,000)

Net cash used in financing activity	(1,900,000)	(1,000,000)

Net decrease in cash and cash equivalents	(1,056,855)	(1,185,582)
Cash and cash equivalents, beginning of period	3,254,620	2,975,466

Cash and cash equivalents, end of period	$2,197,765	$1,789,884

See accompanying notes to condensed combined financial statements.

INVESTACORP COMPANIES
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2007 and 2006
(1)	Description of Business

The condensed combined financial statements of Investacorp Companies include the accounts of the following entities:
•	Investacorp, Inc., a registered broker/dealer in securities under the Securities Exchange Act of 1934. The entity is a member of the Financial Industry Regulatory Authority (FINRA) successor to the National Association of Securities Dealers, Inc. In connection with its activities as a broker/dealer, Investacorp, Inc. holds no funds or securities for customers. Investacorp, Inc. executes and clears all customer transactions with clearing brokers/dealers on a fully disclosed basis.

•	Investacorp Advisory Services, Inc. (IAS), an investment advisory firm registered with the Securities and Exchange Commission (SEC).

•	Investacorp Group, Inc. (Group), an administrative service provider.

•	Valor Insurance Agency Inc., Valor Insurance Agency of Alabama, Inc., Valor Insurance Agency of Maine, Inc., Valor Insurance Agency of Massachusetts, Inc., Valor Insurance Agency of Texas, Inc., and VIA Insurance Agency, Inc. (collectively, the VIA Companies), insurance agencies licensed to offer insurance products in various states.
Investacorp, Inc., IAS, Group, and the VIA Companies (collectively, the Companies) are under the control of a sole shareholder and its related entity. See note 7.

(2)	Summary of Significant Accounting Policies
(a)	Basis of Presentation

The unaudited interim condensed combined financial statements presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America and do not include all of the information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America. In the opinion of management, these unaudited condensed combined financial statements contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company’s combined financial position, results of operations and cash flows.

These unaudited interim condensed combined financial statements should be read in conjunction with the other disclosures contained in the Investacorp Companies audited combined financial statements as of June 30, 2007 and 2006 and for each of the three years in the period ended June 30, 2007 and notes thereto contained in that report. Operating results for interim periods are not necessarily indicative of results that may be expected for the entire fiscal year.

(b)	Principles of Combination

The condensed combined financial statements include the financial statements of the Companies, which are under common control. All intercompany balances and transactions have been eliminated in combination.

(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

INVESTACORP COMPANIES
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2007 and 2006
(3)	Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a threshold of more-likely-than-not for recognition of tax benefits of uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides related guidance on measurement, derecognition, classification, interest and penalties, and disclosure. FIN 48 is effective for fiscal years beginning after December 15, 2006. Earlier adoption is permitted as of the beginning of an enterprise’s fiscal year, provided the enterprise has not yet issued financial statements, including financial statements for any interim period, for that fiscal year. The Companies have not completed their assessment of the impact of adopting FIN 48, and do not believe that the adoption of FIN 48 will have a material effect on their results of operations and financial position.

In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurement. SFAS 157 defines fair value, establishes a framework for the measurement of fair value, and enhances disclosures about fair value measurements. SFAS 157 does not require any new fair value measures and is effective for fair value measures already required or permitted by other standards for fiscal years beginning after November 15, 2007. SFAS 157 is required to be applied prospectively, except for certain financial instruments. Any transition adjustment will be recognized as an adjustment to opening retained earnings in the year of adoption. The Companies are currently evaluating the impact of adopting SFAS 157 on their results of operations and financial position.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, which provides companies with an option to report selected financial assets and liabilities at fair value. The objectives of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provision of SFAS 157. Adoption of SFAS 159 is not expected to have a material impact on the Companies’ results of operation or financial position.

(4)	Distributions

The Companies pay distributions to their shareholders either on a monthly or quarterly basis. During the three months ended September 30, 2007, the Companies paid distributions totaling $1,900,000.

(5)	Net Capital

Investacorp, Inc. is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c 3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At September 30, 2007, Investacorp, Inc. had net capital of $3,224,477, which was $2,844,274 in excess of its required net capital of $380,203. Investacorp, Inc.’s net capital ratio was 1.77 to 1. At June 30, 2007, Investacorp, Inc. had net capital of $3,280,440, which was $2,851,800 in excess of its required net capital of $428,640. Investacorp, Inc.’s net capital ratio was 1.96 to 1.
(continued)

INVESTACORP COMPANIES
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2007 and 2006
(6)	Commitments and Contingencies

Litigation and Claims

The Companies are involved in various claims and legal actions arising in the ordinary course of business. Such litigation and claims involve substantial or indeterminate amounts and are in varying stages of legal proceedings. When the Companies believe that it is probable that a liability has been incurred, and the amount of loss can be reasonably estimated, the Companies will provide for the liability. In the opinion of management, after consultation with counsel, the ultimate disposition of these matters will not have a material adverse effect on the Companies’ combined financial position, results of operations, or liquidity.

During the three months ended September 30, 2007 and 2006, various awards and settlements resulted in a net charge to operations of approximately $62,000 and $6,000, respectively. The amounts are included with other expenses in the unaudited condensed combined statements of operations.

(7)	Subsequent Events

On October 19, 2007, Ladenburg Thalmann Financial Services, Inc. acquired all of the outstanding shares of the Companies except for IAS’ shares which will be acquired on December 31, 2007.

As a registered broker/dealer, Investacorp, Inc. is required to file annual audited financial statements with the SEC. The June 30, 2007 financial statements of Investacorp, Inc. along with the independent auditors’ report thereon were filed in August 27, 2007. Investacorp, Inc. is also required to file monthly unaudited financial statements with FINRA; the July 31, 2007 through October 31, 2007 unaudited monthly financial statements (“Unaudited Monthly Financial Statements”) were filed timely through November 2007. During December 2007, an arbitration panel issued an award against Investacorp, Inc. and one of its former registered representatives in the amount of $1,150,000. The registered representative is contractually obligated to indemnify Investacorp, Inc. for this expense. Investacorp, Inc. intends to seek reimbursement of one-half of this expense from the registered representative. In addition in December 2007, Investacorp, Inc. and one of its former registered representatives agreed to settle a dispute with former customers for a total payment of $900,000, one-half of which will be borne by Investacorp, Inc. The foregoing amounts are not reflected in the September 30, 2007 unaudited condensed combined financial statements as they became known after the filing of Investacorp, Inc.’s Unaudited Monthly Financial Statements with FINRA.